INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 15 - INCOME TAXES

The Company accounts for income taxes under ASC Topic 740: Income Taxes which requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards.  ASC Topic 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. The Company has a net operating loss carryforward for tax purposes totaling approximately $28.9 million at December 31, 2013, expiring through the year 2033. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after certain ownership shifts.

The table below summarizes the differences between the Company’s effective tax rate and the statutory federal rate as follows for the year ended December 31, 2013 and 2012:

	December 31, 2013	December 31, 2012
Tax benefit computed at “expected” statutory rate	$(4,795,151)	$(16,695,036)
State income taxes, net of benefit	—	—
Permanent differences :
Stock based compensation and consulting	866,305	240,786
Prior year true-ups	(439,456)	—
Loss (gain) from change in fair value of derivative liability	—	494,700
Amortization of debt discount, deferred financing cost, and other non-cash interest	—	3,768,000
Stock based settlement expense	—	1,660,300
Loss on extinguishment of debts	—	1,621,700
Other	(17,014)	55,334
Increase in valuation allowance	4,385,316	8,854,216
Net income tax benefit	$—	$—

The table below summarizes the differences between the Company’s effective tax rate and the statutory federal rate as follows for the year ended December 31, 2013 and 2012:

	December 31, 2013	December 31, 2012

Computed “expected” tax expense (benefit)	(34.0)%	(34.0)%
State income taxes	0%	0%
Permanent differences	2.91%	15.5%
Change in valuation allowance	31.09%	18.5%

Effective tax rate	0.0%	0.0%

The Company has a deferred tax asset which is summarized as follows at December 31, 2013 and 2012:

Deferred tax assets:

	December 31, 2013	December 31, 2012
Net operating loss carryover	$9,812,057	$6,694,996
Stock based compensation	7,461,894	6,940,860
Stock held for sale	—	(1,131,290)
Depreciable and depletable assets	(469,134)	1,145,470
Mining explorations	620,492	836,910
Capital loss carryforward	1,482,863	271,490
Other	6,800	(228,780)
Less: valuation allowance	(18,914,972)	(14,529,656)
Net deferred tax asset	$—	$—

After consideration of all the evidence, both positive and negative, management has recorded a full valuation allowance at December 31, 2013, due to the uncertainty of realizing the deferred income tax assets. The valuation allowance was increased by approximately $4.4 million.